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                                                                    Exhibit 3.28

                       Lloyd Off-Shore Helicopters Pty Ltd
                                 ACN 007 970 934

                       Resolution pursuant to section 249A
                      of the Corporations Act 2001 ('Act')
                                    Australia

Lloyd Helicopter Services Pty Ltd ACN 058 277 491 and Lloyd Bass Strait Helicopters Pty Ltd ACN 007 975 304, being all of the shareholders of Lloyd Off-Shore Helicopters Pty Ltd ('Company') entitled to vote at a general meeting of the Company, hereby resolve:-

1. that the requirement under section 249J of the Act relating to the giving of notice of meetings is waived;

2. that pursuant to Pursuant to section 249H(2) of the Act, they agree that the following resolution may be passed as a special resolution where less than 21 days' notice has been given.

3. that they are in favour of the special resolution set out below pursuant to the provisions of section 249A of the Act:


     Special Resolution

     'That the Constitution of the Company be altered by inserting the following new clause 66.3 immediately after clause 66.2 under the heading 'Directors' Powers':-

     "66.3 Subject to the Corporations Act 2001, at any time the Company is a wholly owned subsidiary of another body corporate, a Director may act in the best interests of that other body corporate."'


Dated 30 January 2004

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THE COMMON SEAL of LLOYD HELICOPTER                   )
SERVICES PTY LTD was affixed in the presence of:      )

Director:
          -------------------------------------------------

Name of signatory:
                   ----------------------------------------

Director:
           ------------------------------------------------

Name of signatory:
                   ----------------------------------------


THE COMMON SEAL of LLOYD BASS STRAIT                 )
HELICOPTERS PTY LTD was affixed in the presence of:  )

Director:
          -------------------------------------------------

Name of signatory:
                   ----------------------------------------

Director:
          -------------------------------------------------

Name of signatory:
                   ----------------------------------------

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